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                                                                      Exhibit 24

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints J. James Gallagher and Melanie J. Dressel, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 28/th/ day of February, 2001.

Signature                                          Title
---------                                          -----


/s/ William T. Weyerhaeuser                        Chairman
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William T. Weyerhaeuser

/s/ J. James Gallagher                             Vice Chairman and Director
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J. James Gallagher

/s/ Melanie J. Dressel                             President and Director
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Melanie J. Dressel

/s/ Richard Devine                                 Director
-----------------------------------
Richard Devine

/s/ Jack Fabulich                                  Director
-----------------------------------
Jack Fabulich

/s/ Jonathan Fine                                  Director
-----------------------------------
Jonathan Fine

/s/ John Folsom                                    Director
-----------------------------------
John Folsom

/s/ John Halleran                                  Director
-----------------------------------
John Halleran

/s/ Tom Hulbert                                    Director
-----------------------------------
Tom Hulbert

/s/ Tom Matson                                     Director
-----------------------------------
Tom Matson

/s/ Robert Quoidbach                               Director
-----------------------------------
Robert Quoidbach

/s/ Donald Rodman                                  Director
-----------------------------------
Donald Rodman

/s/ Sid Snyder                                     Director
-----------------------------------
Sid Snyder

/s/ Jamie Will                                     Director
-----------------------------------
Jamie Will